                            MFS(R) NEW DISCOVERY FUND

  Supplement to the Current Prospectus and Statement of Additional Information


The fund will no longer be available for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a), 403(b) or 529 of the Internal Revenue Code of 1986, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund. Consequently, purchase orders for fund shares by new shareholders will be rejected by the fund.

                 The date of this supplement is January 1, 2001.